Exhibit 99.4

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SAFETY TECH INTERNATIONAL, INC.	Date Filed:	05/20/2009

Case Number:	09-15684	SIC Code:	339900

Month (or portion) covered by this report:	April 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	May 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?		☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

	TOTAL INCOME	$1,147,984.19

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

	TOTAL EXPENSES	-$	823,167.35

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)			$1,147,984.19

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	823,167.35

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH		$324,816.84

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$95,729.23

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$2,475,232.41

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	62

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	64

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH
(TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
	Case No.	09-15684
SAFETY TECH INTERNATIONAL, INC.

Debtor(s)	MONTHLY OPERATING REPORT CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month April 1, 2009 to April 30, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$369,032.89
Total Disbursements from Payroll Account	(Note 2)	+ $	$44,907.67
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$413,940.56

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of April 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$13,696	$—	$9,824	$—	$23,520
Accounts receivable - trade, net	764,846	2,469,532	428,072	—	3,662,451
Inventories, net	1,767,951	1,844,217	—	—	3,612,168
Income taxes receivable	542,410	—	—	—	542,410
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	570,239	387,968	125,213	—	1,083,419
Total current assets	3,659,142	4,701,717	2,805,108	—	11,165,967

PROPERTY, PLANT AND EQUIPMENT, NET	341,208	5,794,454	—	—	6,135,662

OTHER ASSETS
Intangible assets, net	229,951	39,728	—	—	269,679
Other	47,971	—	—	—	47,971
Total other assets	277,922	39,728	—	—	317,650

TOTAL ASSETS	$4,278,272	$10,535,899	$2,805,108	$—	$17,619,280

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$9,591,281	$—	$—	$—	$9,591,281
Accounts payable	1,594,788	2,079,155	1,567,224	—	5,241,167
Accrued expenses	1,466,621	607,449	914,617	—	2,988,687
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	38,684	—	—	17,141,976
Total current liabilities	29,755,981	2,798,052	2,481,842	—	35,035,875

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	279,619	—	—	279,619
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes	—	281,024	—	—	281,024
Total long-term liabilities	106,200	560,643	—	—	666,843

TOTAL LIABILITIES	29,862,181	3,358,695	2,481,842	—	35,702,718

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(52,888,075)	7,177,204	323,267	—	(45,387,604)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(25,583,910)	7,177,204	323,267	—	(18,083,438)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$4,278,272	$10,535,899	$2,805,108	$—	$17,619,280

* Income taxes as of April 30, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended April 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$308,985	$2,348,116	$301,383	$—	$2,958,484

COST OF REVENUE	324,070	2,345,722	138,394	—	2,808,186

GROSS PROFIT	(15,086)	2,395	162,989	—	150,298

OPERATING EXPENSES
Selling, general and administrative expenses	764,243	115,642	172,116	—	1,052,001
Research and development expenses	40,824	—	—	—	40,824

Total operating expenses	805,067	115,642	172,116	—	1,092,824

OPERATING LOSS	(820,153)	(113,247)	(9,127)	—	(942,527)

INTEREST AND OTHER EXPENSE, NET	(159,762)	(1,816)	—	—	(161,577)

LOSS BEFORE INCOME TAXES	(979,914)	(115,063)	(9,127)	—	(1,104,104)

INCOME TAX (EXPENSE) BENEFIT *	—	—	—	—	—

NET LOSS	$(979,914)	$(115,063)	$(9,127)	$—	$(1,104,104)

* Income tax (expense) benefit for April 2009 is pending.

Safety Tech International, Inc.

Case No. 09-15684

Exhibit B - Cash Receipts

April 1, 2009 through April 30, 2009

Deposit Date	Payor	Description	Amount

4/1/2009	Duke	Receivables	$594.52
4/1/2009	National Safety	Receivables	902.40
4/7/2009	Tacom	Receivables	337,558.80
4/7/2009	Bullard	Receivables	5,184.50
4/9/2009	NOSTRA	Receivables	2,979.00
4/13/2009	Drager	Receivables	2,625.00
4/13/2009	MSA	Receivables	2,183.00
4/13/2009	Avon	Receivables	1,017.43
4/14/2009	Tacom	Receivables	344,556.00
4/14/2009	St Josephs	Receivables	812.82
4/14/2009	Bullard	Receivables	369.60
4/15/2009	IAFI	Refund booth deposit	400.00
4/16/2009	Tacom	Receivables	12,569.50
4/16/2009	Seattle Tarp	Receivables	2,017.66
4/16/2009	Aramsco	Receivables	129.60
4/17/2009	Tacom	Receivables	337,548.60
4/17/2009	Lynn Peavey	Receivables	255.22
4/20/2009	NBC Safety, Inc.	Receivables	2,033.96
4/20/2009	Central VT	Receivables	5,662.00
4/20/2009	Nana Pacific	Receivables	2,837.68
4/20/2009	Jackson Safety	Receivables	2,845.44
4/20/2009	Draeger	Receivables	793.00
4/20/2009	Lynn Peavey	Receivables	584.52
4/21/2009	Bullard	Receivables	7,700.00
4/23/2009	Wilcox Industries	Receivables	3,480.00
4/24/2009	Alaskan Native Medical	Receivables	19,863.97
4/24/2009	Fisher	Receivables	606.14
4/27/2009	BYS, LLC	Receivables	1,526.00
4/27/2009	Tyco	Receivables	1,437.44
4/27/2009	Avon	Receivables	24,742.51
4/28/2009	Nana Pacific	Receivables	16,624.18
4/30/2009	Department of Homeland Security	Receivables	2,940.20
4/30/2009	Tompkins	Receivables	2,603.50

	TOTAL CASH RECEIPTS		$1,147,984.19

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

4/1/2009	INN AT HARRIS RANCH	TRAVEL EXPENSE	$125.10	(1)
4/1/2009	THE STROUSE CORPORATION	JOB SUPPLIES	1,127.74	(1)
4/2/2009	HAMPTON INN	TRAVEL EXPENSE	94.35	(1)
4/2/2009	HOLIDAY INNS EXPRESS	TRAVEL EXPENSE	100.93	(1)
4/2/2009	SHEETZ	FUEL	51.71	(1)
4/2/2009	SHELL OIL	FUEL	46.84	(1)
4/2/2009	SUNOCO SVC STATION	FUEL	28.77	(1)
4/3/2009	DIAMOND PARKING	TRAVEL EXPENSE	5.00	(1)
4/3/2009	SPEEDWAY	FUEL	29.50	(1)
4/3/2009	SUNOCO SVC STATION	FUEL	35.70	(1)
4/5/2009	DIAMOND PARKING	TRAVEL EXPENSE	7.00	(1)
4/5/2009	HOTELS.COM	TRAVEL EXPENSE	404.96	(1)
4/5/2009	SHELL SERVICE STATION	FUEL	49.59	(1)
4/5/2009	WESTIN LONG BEACH	TRAVEL EXPENSE	637.12	(1)
4/7/2009	RBL INDUSTRIES	TRADE VENDOR	3,333.64	(1)
4/8/2009	ADP	NET PAYROLL	77,471.24	(2)
4/8/2009	ADP	PAYROLL TAXES	34,807.48	(2)
4/8/2009	Arnold’s Factory Supplies	TRADE VENDOR	439.94
4/8/2009	Memar Corporation	RENT	28,030.00
4/8/2009	Ottawa Mould Craft, LTD.	TRADE VENDOR	27,422.57
4/8/2009	RBL Industries	TRADE VENDOR	401.70
4/8/2009	Treasurer of the United States	TRADE VENDOR	104,024.00
4/9/2009	SHEETZ	FUEL	32.50	(1)
4/10/2009	BB&T Merchant Services	BANK FEES	533.59
4/10/2009	SPEEDWAY	FUEL	31.00	(1)
4/12/2009	MAINSTAY SUITE	TRAVEL EXPENSE	106.92	(1)
4/12/2009	WEST CHESTER BP	FUEL	24.01	(1)
4/13/2009	Lydall Filtration/Separation	TRADE VENDOR	35,894.25
4/14/2009	Connector Technology, Inc.	TRADE VENDOR	11,000.00
4/15/2009	AMERICAN FUNDS	401K	6,063.45
4/15/2009	Tessy Plastics	TRADE VENDOR	6,775.00
4/16/2009	Arnold’s Factory Supplies	TRADE VENDOR	1,086.00
4/16/2009	EXXONMOBILE	FUEL	31.61	(1)
4/16/2009	Ottawa Mould Craft, LTD.	TRADE VENDOR	40,438.02
4/16/2009	RBL Industries	TRADE VENDOR	3,390.80
4/16/2009	Royal Adhesives & Sealants	TRADE VENDOR	3,998.00
4/16/2009	Wilks Precision Instrument Co.	TRADE VENDOR	8,360.22
4/17/2009	Cell-Con, Inc.	CRITICAL VENDOR PAYMENT	15,000.00	(3)
4/17/2009	EXXONMOBILE	FUEL	30.00	(1)
4/17/2009	EXXONMOBILE	FUEL	30.51	(1)
4/17/2009	Landstar Ranger, Inc.	TRADE VENDOR	1,725.90
4/19/2009	COTRONICS CORP	TRADE VENDOR	175.75	(1)
4/19/2009	MARATHON OIL	FUEL	34.00	(1)
4/19/2009	SIZEMORE I-71 PIT ST	FUEL	33.00	(1)
4/19/2009	UNION 76 00459958	FUEL	49.35	(1)
4/20/2009	United Parcel Service	TRADE VENDOR	1,956.00
4/21/2009	ADP	NET PAYROLL	66,611.68	(2)
4/21/2009	ADP	PAYROLL TAXES	31,016.40	(2)

1

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

4/21/2009	Arnold’s Factory Supplies	TRADE VENDOR	1,460.48
4/21/2009	BB&T	BANK FEES	83.59
4/21/2009	BB&T	BANK FEES	71.55
4/21/2009	BB&T	BANK FEES	197.99
4/21/2009	MERCHANDISING	JOB SUPPLIES	37.58	(1)
4/21/2009	RBL Industries	TRADE VENDOR	480.00
4/21/2009	ULINE *SHIP SUPPLIES	TRADE VENDOR	330.35	(1)
4/21/2009	ULINE *SHIP SUPPLIES	TRADE VENDOR	359.42	(1)
4/22/2009	ADP	PAYROLL FEES	196.35
4/22/2009	BEEF O BRADY’S	TRAVEL EXPENSE	24.87	(1)
4/22/2009	Estes Express Line	TRADE VENDOR	99.64
4/22/2009	MCMASTER-CARR	TRADE VENDOR	163.98	(1)
4/23/2009	C & M Corporation	TRADE VENDOR	2,643.00
4/23/2009	Capital Electro-Circuits, Inc.	TRADE VENDOR	15,112.61
4/23/2009	Cell-Con, Inc.	TRADE VENDOR	9,219.60
4/23/2009	Con-way Freight Inc.	TRADE VENDOR	394.01
4/23/2009	FLOW INTERNATIONAL CORP	TRADE VENDOR	1,278.40	(1)
4/23/2009	KEYSTONE RESV	TRAVEL EXPENSE	357.20	(1)
4/23/2009	Landstar Ranger, Inc.	TRADE VENDOR	862.95
4/23/2009	MICROTEL INNS & SUITES	TRAVEL EXPENSE	61.55	(1)
4/23/2009	OFFICE DEPOT #1220	OFFICE SUPPLIES	70.66	(1)
4/23/2009	Ottawa Mould Craft, LTD.	TRADE VENDOR	6,283.20
4/23/2009	Scott Health & Safety	TRADE VENDOR	42,411.82
4/23/2009	SHEETZ	FUEL	48.43	(1)
4/23/2009	SSI Packaging Group, Inc.	TRADE VENDOR	1,253.29
4/24/2009	ULINE *SHIP SUPPLIES	TRADE VENDOR	58.58	(1)
4/26/2009	USAIRWAYS	TRAVEL EXPENSE	190.20	(1)
4/27/2009	GLENN DALE MINI MART	FUEL	36.50	(1)
4/27/2009	NYC TAXI	TRAVEL EXPENSE	34.50	(1)
4/27/2009	NYC-TAXI	TRAVEL EXPENSE	35.25	(1)
4/27/2009	Ottawa Mould Craft, LTD.	TRADE VENDOR	17,490.28
4/27/2009	Treasurer of the United States	TRADE VENDOR	26,006.00
4/27/2009	USAIRWAYS	TRAVEL EXPENSE	50.00	(1)
4/27/2009	USAIRWAYS	TRAVEL EXPENSE	386.40	(1)
4/28/2009	AMERICAN FUNDS	401K	5,035.12
4/28/2009	METRO WASH AIRPORT	TRAVEL EXPENSE	36.00	(1)
4/29/2009	AJE Testing & Research	TRADE VENDOR	450.00
4/29/2009	Arnold’s Factory Supplies	TRADE VENDOR	7,044.75
4/29/2009	Con-way Freight Inc.	TRADE VENDOR	1,727.19
4/29/2009	EXXONMOBILE	FUEL	59.75	(1)
4/29/2009	Maxon Precision Motors	TRADE VENDOR	27,826.00
4/29/2009	MicroMo Electronic, Inc.	TRADE VENDOR	9,380.00
4/29/2009	Ottawa Mould Craft, LTD.	TRADE VENDOR	22,160.98
4/29/2009	Safety Tech AG/LTD	TRADE VENDOR	410.00
4/29/2009	World Class Packaging	TRADE VENDOR	5,040.00
4/30/2009	ACTION ELECTRONICS	JOB SUPPLIES	45.48	(1)
4/30/2009	Air Liquide America Specialty	TRADE VENDOR	378.42
4/30/2009	Allegheny Power	UTILITIES	504.47

2

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	PURPOSE	Amount Paid

4/30/2009	Cintas Corp. #387	TRADE VENDOR	61.62
4/30/2009	FlexLink Systems	TRADE VENDOR	91.76
4/30/2009	GMAC	LEASE PAYMENT	527.64
4/30/2009	GMAC	LEASE PAYMENT	1,234.23
4/30/2009	GRAPHCOM	TRADE VENDOR	906.75
4/30/2009	Landstar Ranger, Inc.	TRADE VENDOR	1,725.90
4/30/2009	Level 3 Communications, LLC.	TRADE VENDOR	344.25
4/30/2009	Liberty Marking Systems	TRADE VENDOR	10,149.60
4/30/2009	Masternet LTD	TRADE VENDOR	12,580.33
4/30/2009	MCMASTER-CARR	TRADE VENDOR	1,358.67	(1)
4/30/2009	Nex Image	TRADE VENDOR	82.00
4/30/2009	OFFICE DEPOT	OFFICE SUPPLIES	21.19	(1)
4/30/2009	Ottawa Mould Craft, LTD.	TRADE VENDOR	45,646.98
4/30/2009	SHEETZ	FUEL	25.80	(1)
4/30/2009	Tessy Plastics	TRADE VENDOR	209.79
4/30/2009	Treasurer of the United States	TRADE VENDOR	26,006.00
4/30/2009	Treasurer, Commonwealth of Virginia	TRADE VENDOR	25.00
4/30/2009	United Parcel Service	TRADE VENDOR	907.61
4/30/2009	Xecunet, LLC	TRADE VENDOR	271.00

		TOTAL APRIL 2009 EXPENSES	$823,167.35

(1) Intercompany charge made on credit card in the name of TVI Corporation (Case No. 09-15677).

(2) Payroll paid out of bank account of TVI Corporation (Case No. 09-15677).

(3) Prepetition payment to critcal vendor.

3

Safety Tech International, Inc.

Case No. 09-15684

Exhibit D - Money Owed

April 30, 2009

Vendor Name	Due Date	Purpose	Amount

Advance Business Systems	current	Trade	$100.86
Allegheny Power	current	Utilities	48.16
Bowman Sales & Equipment	current	Trade	95.40
Cell Con, Inc.	current	Trade	61.02
Cintas Corp. #387	current	Trade	246.48
Con way Freight Inc.	current	Trade	6,790.20
Fisher Scientific	current	Trade	305.22
Ingersoll Rand Company	current	Trade	1,071.00
Landstar Ranger, Inc.	current	Trade	862.95
MSA	current	Trade	26,000.00
New Penn Motor Express	current	Trade	58.25
Phoenix Rope and Cordage	current	Trade	245.00
Pitney Bowes Purchase Power	current	Trade	187.37
Quill	current	Trade	52.46
Royal Adhesives & Sealant	current	Trade	17,883.00
Royal Case Co., Inc.	current	Trade	13,830.00
T Mobile	current	Utilities	86.32
TelCove Operations	current	Trade	384.49
Tri State Plastics, Inc.	current	Trade	11,336.14
Unipac	current	Trade	13,222.01
United Parcel Service	current	Trade	1,093.73
Videojet Technologies, Inc.	current	Trade	454.06
Washington Gas	current	Utilities	1,195.07
Way Out West	current	Trade	120.04

TOTAL OWED			$95,729.23

Safety Tech International, Inc.

Case No. 09-15684

Exhibit E - Aged Receivables

April 30, 2009

Customer	Current	Over 30	Over 60	Over 90	Over 120	Total

Aramsco, Inc.	$460.31	$—	$—	$—	$—	$460.31
Avon - ISI	5,280.02	—	—	—	—	5,280.02
Avon Protection Systems, Inc.	508.96	—	—	—	—	508.96
Avon Technical Products	17,081.18	—	—	—	—	17,081.18
Avox Systems	53,605.27	—	—	—	—	53,605.27
Bullard	27,406.25	—	—	(432.00)	(216.00)	26,758.25
Central Vermont Medical Center	701.31	—	—	—	—	701.31
Tacom	1,847,832.70	—	—	—	—	1,847,832.70
Diamondback Tactical	2,928.14	—	—	—	—	2,928.14
Draeger Safety, Inc.	12,990.00	—	—	—	—	12,990.00
Duke University Acco	818.98	—	—	—	—	818.98
EMS Innovations, Inc	—	646.78	—	—	(1,559.80)	(913.02)
Grainger Sourcing	3,146.14	—	—	—	—	3,146.14
ISI	8,386.82	—	(525.00)	—	—	7,861.82
Jackson Safety	6,729.17	—	—	—	—	6,729.17
Lynn Peavey Company	1,162.88	—	—	—	—	1,162.88
MSA	330,135.05	56,520.00	—	—	(230.85)	386,424.20
Nana Pacific, LLC	4,013.24	—	—	—	—	4,013.24
National Safety Supply	1,095.44	—	—	—	—	1,095.44
Nitro-Pak Preparedness	5,227.32	—	—	—	—	5,227.32
OPEC Systems Pty Ltd	—	1,966.96	—	—	—	1,966.96
Paul Boye Technologies	—	—	9,931.36	—	—	9,931.36
Sperian Respiratory	9,900.00	—	—	—	—	9,900.00
SRT Supply, Inc.	2,076.20	—	—	—	—	2,076.20
Stefan Beil	9,290.90	—	295.87	2,691.00	—	12,277.77
Sunrise Safety Inc.	1,671.60	425.18	—	—	—	2,096.78
Tompkins County Health	0.50	—	—	—	—	0.50
TQM Inc.	265.80	—	—	—	—	265.80
TSL Aerospace Tech	—	69.96	—	—	—	69.96
Tyco/Scott Health and Safety	11,029.17	28.14	—	—	—	11,057.31
Unicorn International	41,334.46	—	—	—	—	41,334.46
United Shield International	—	—	—	—	543.00	543.00

Totals	$2,405,077.81	$59,657.02	$9,702.23	$2,259.00	$(1,463.65)	$2,475,232.41

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

April 1, 2009 through April 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,498,280	$2,004,052	$(494,228)

Cash Disbursements:

Compensation and benefits	723,374	663,938	59,436
Facility costs	189,000	125,057	63,943
Other expenses	505,216	356,040	149,176
Vendor payments	1,771,162	895,101	876,061
Sales tax payments	—	—	—
Interest expense	121,914	—	121,914
Critical vendor payments	182,500	15,000	167,500
Bank fees and expenses	73,998	2,895	71,103
Chapter 11 expenses	400,000	—	400,000
Total disbursements	3,967,164	2,058,031	1,909,133
Net Cash Use	$(1,468,884)	$(53,980)	$1,414,905

(1)          Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.  As of April 30, 2009, TVI Corporation and its subsidiaries were in compliance with these tests.